UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2020

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation)

Delaware	001-33497	71-0869350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ 08512

(Address of Principal Executive Offices, and Zip Code)

609-662-2000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $0.01	FOLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2020, the Board of Directors (the “Board”) of Amicus Therapeutics, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Michael A. Kelly as a member of the Board, effective December 1, 2020. Mr. Kelly will serve as a Class III director, with an initial term expiring at the annual meeting of stockholders in 2022. Mr. Kelly is expected to serve on both the Audit and Compliance Committee and the Science and Technology Committee of the Board.

The Board determined that Mr. Kelly qualifies as an independent director under the director independence standards set forth by the U.S. Securities and Exchange Commission and applicable NASDAQ Marketplace Rules.

In connection with his appointment and as approved by the Board, Mr. Kelly will receive a new director grant of non-qualified options (“Options”) and restricted stock units (“RSUs”) worth $400,000, with half of the value assigned to Options and half of the value assigned to RSUs. The new director Options will vest over a period of four years, with 25% vesting on the first anniversary and monthly vesting thereafter. The new director RSUs will vest over a period of four years, with 25% vesting on the first anniversary and 25% on each anniversary thereafter. Beginning in 2021, Mr. Kelly will then receive an annual equity grant of Options and RSUs worth $225,000, with 2/3 of the value assigned to Options and 1/3 of the value assigned to RSUs. Mr. Kelly will also receive $47,500 per year for service as a Board member, $10,000 per year for service as a member of the Audit and Compliance Committee and $7,500 per year for service as a member of the Science and Technology Committee. There are no arrangements or understandings between Mr. Kelly and any other person pursuant to which Mr. Kelly was appointed as a director. There are no transactions involving Mr. Kelly that are reportable under Item 404(a) of Regulation S-K.

Item 7.01 – Regulation FD Disclosure

On December 2, 2020, the Company issued a press release announcing the appointment of Mr. Kelly to the Board.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated December 2, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature Page

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: December 2, 2020	By:	/s/ Ellen S. Rosenberg
	Name:	Ellen S. Rosenberg
	Title:	Chief Legal Officer and Corporate Secretary